UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 16, 2005

                               ------------------

                              COMMUNITY BANKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ------------------

               PENNSYLVANIA                         23-2251762
               ------------                         ----------
     (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)            IDENTIFICATION NO.)

                                   NO. 0-15786
                            (COMMISSION FILE NUMBER)


   750 EAST PARK DRIVE, HARRISBURG, PENNSYLVANIA              17111
   ---------------------------------------------              -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (717) 920-1698
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01.  Other  Events

On August 16, 2005, Community Banks, Inc. ("Community") issued a press release declaring a third quarter cash dividend and approval of a Stock Repurchase Program. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.


Item 9.01.  Financial  Statements  and  Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

          99.1   Press release of Community Banks, Inc. dated August 16, 2005.



================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMMUNITY BANKS, INC.
                                         (Registrant)

                                         By:   /s/ EDDIE L. DUNKLEBARGER
                                            ----------------------------------
                                                    Eddie L. Dunklebarger
                                                   Chairman, President and
                                                   Chief Executive Officer

Dated:  August 17, 2005

================================================================================

                                  EXHIBIT INDEX

99.1   Press release of Community Banks, Inc. dated August 16, 2005.